UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 19, 2009

Internap Network Services Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27265 (Commission File Number)	91-2145721 (IRS Employer Identification Number

250 William Street, Atlanta, Georgia (Address of Principal Executive Offices)	30303 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2009, the Compensation Committee of the Board of Directors of Internap Network Services Corporation (the “Company”) formalized the 2009 Short Term Incentive Plan (the “2009 STIP”), which previously had been described in the Company’s 2009 proxy statement.

Under the 2009 STIP, all full time exempt and eligible non-exempt employees (including executive officers) may be eligible for the award of a cash bonus after the Company’s 2009 fiscal year end.

The cash bonus of each participant is determined based on achievement of corporate and individual/business unit objectives, with a target award level expressed as a percentage of salary. The corporate objectives are based on revenue, EBITDA (earnings before interest, taxes, depreciation and amortization) and cash flow. The personal/business unit objectives are individualized for each participant.

The table below identifies the target incentives as a percentage of base salary and the split between corporate and personal/business unit objectives.

STI Participation Level	Target Incentive %	Corporate Objectives	Personal/BU Objectives
Section 16 Officer	Up to 100%	70	30
Vice Presidents	Up to 50%,	70	30
Directors and below	Up to 25%	50	50
Non-exempt	Up to 10%	Discretionary	Discretionary

The Compensation Committee of the Company’s Board of Directors has the discretion to determine payment relative to corporate objectives for all participants and the personal/business unit objectives for participants at the Vice President level and above, after consideration of any recommendation by the Chief Executive Officer. Payment of the personal/business unit component for exempt employees below the Vice President level is based on management’s assessment of the level of achievement relative to specific, measurable, pre-defined objectives.

If a participant is not an employee on the date awards from the 2009 STIP are paid (other than by reason of death or disability), the participant forfeits all rights to any payments under the 2009 STIP.

If the Compensation Committee determines that any participant has engaged in fraud or intentional misconduct that has caused a restatement of the Company’s financial statements, the Compensation Committee will review the payment received by that participant under the 2009 STIP on the basis of the Company’s performance during the periods affected by the restatement.  If the payment under the 2009 STIP would have been lower if it had been based on the restated results, the Compensation Committee has the power to seek recoupment of such payment.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	2009 Short Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION

Date: August 20, 2009	By:	/s/ Richard P. Dobb
Richard P. Dobb
Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	2009 Short Term Incentive Plan.